UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street,
Suite 550
Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on August 3, 2026 of the previously announced separation (the “Separation”) of the ADI Global Distribution business of Resideo Technologies, Inc. (“Resideo” or the “Company”) from the Company’s remaining businesses. The Separation was effected by the transfer and/or contribution of the ADI Global Distribution business from the Company to ADI Global Distribution Inc. (“ADI”) or subsidiaries thereof, and the distribution of all of the outstanding shares of ADI common stock to the Company’s common stockholders (the “Distribution”).

As a result of the Distribution, ADI is now an independent public company trading under the symbol “ADIG” on the New York Stock Exchange.

Item 1.01 Entry Into a Material Definitive Agreement.

Agreements with ADI

In connection with the Separation and Distribution, on July 31, 2026, Resideo entered into several agreements with ADI that govern the relationship of the parties following the Distribution, including a Separation and Distribution Agreement (the “Separation Agreement”), an Employee Matters Agreement, a Tax Matters Agreement, a Transition Services Agreement and an Intellectual Property Matters Agreement. A summary of the material terms of these agreements can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with Resideo” in ADI’s Information Statement, which is included as Exhibit 99.1 to the Current Report on Form 8-K filed by ADI with the U.S. Securities and Exchange Commission (the “SEC”) on August 4, 2026 (the “Information Statement”). These summaries are incorporated by reference into this Item 1.01 in their entirety.

The foregoing summary of the Separation-related agreements is qualified in its entirety by reference to the full text of the Separation Agreement, the Employee Matters Agreement, the Tax Matters Agreement, the Transition Services Agreement and the Intellectual Property Matters Agreement, which are included as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Agreements with CD&R

Exchange Agreement

On August 3, 2026, ADI issued to Resideo 150,000 shares of its Series A Cumulative Convertible Participating Preferred Stock, par value $0.001 per share (the “ADI Preferred Stock”), as partial consideration for the transfer and contribution of assets and liabilities to ADI and its subsidiaries by Resideo in connection with the Separation.

On July 31, 2026, Resideo entered into that certain Exchange Agreement (the “Exchange Agreement”) with CD&R Channel Holdings, L.P. (the “CD&R”) and William Galvin, one of ADI’s directors, pursuant to which, among other things, on August 3, 2026, Resideo exchanged (the “Exchange”) such shares of ADI Preferred Stock issued to it for an equal number of shares of Series A Cumulative Convertible Participating Preferred Stock, par value $0.001 per share of Resideo (“Resideo Preferred Stock”) held by CD&R and Mr. Galvin, and thereafter, retired such shares of Resideo Preferred Stock. As a result, immediately following the Separation, 350,000 shares of Resideo Preferred Stock remained issued and outstanding, and 150,000 shares of ADI Preferred Stock were issued and outstanding.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, which is included as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 2 to Investment Agreement

In connection with the consummation of the transactions contemplated by the Exchange Agreement, on August 3, 2026, Resideo entered into that certain Amendment No. 2 (“Amendment No. 2”) to that certain Investment Agreement, dated April 14, 2024, by and among Resideo, CD&R and the other parties named therein (as amended on June 14, 2024, the “Investment Agreement”). Pursuant to Amendment No. 2, the Investment Agreement was amended to, among other things, (i) join CD&R Channel Holdings II, L.P (“CD&R Investor” and together with CD&R, the “CD&R Stockholders”) to the Investment Agreement, (ii) extend the lock-up period applicable to the CD&R Stockholders to August 3, 2028, subject to certain exceptions described therein (the “Lock-Up Period”), and (iii) expand the shares covered by the lock-up to cover any shares of Resideo common stock owned by the CD&R Stockholders as of immediately following the consummation of the Separation (in addition to the shares of Resideo Preferred Stock originally issued to CD&R as part of CD&R’s initial investment in the Company pursuant to the terms of the Investment Agreement and any shares of Resideo common stock issued upon the conversion of such shares of Resideo Preferred Stock).

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, a copy of which is filed as Exhibit 10.6 hereto and is incorporated herein by reference.

Amendment No. 1 to Registration Rights Agreement

In addition, in connection with the consummation of the transactions contemplated by the Exchange Agreement, on August 3, 2026, Resideo entered into that certain Amendment No. 1 (the “RRA Amendment”) to that certain the Registration Rights Agreement, dated June 14, 2024, by and between Resideo and CD&R (the “RRA”) to, among other things, (i) join the CD&R Investor to the RRA and (ii) add an obligation for Resideo to register any Registrable Securities (as defined in the RRA) acquired by the CD&R Stockholders after the initial filing of a registration statement pursuant to the RRA for resale on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the RRA Amendment does not purport to be complete and is qualified in its entirety by reference to the RRA Amendment, a copy of which is filed as Exhibit 10.7 hereto and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Prior to the Exchange and the Distribution, ADI was a wholly-owned subsidiary of Resideo. The Exchange and the Distribution were completed on August 3, 2026. Following the completion of the Distribution, ADI became an independent public company trading under the symbol “ADIG” on the New York Stock Exchange. The Distribution was made to holders of Resideo common stock of record as of the close of business on July 20, 2026 (the “Record Date”), who received one share of ADI common stock for every two shares of Resideo common stock held as of the Record Date. Fractional shares of ADI common stock were not issued in the Distribution. Fractional shares that holders of Resideo common stock would otherwise have been entitled to receive were aggregated and will be sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales will be distributed ratably to those holders of Resideo common stock who would otherwise have been entitled to receive fractional shares.

Item 3.03 Material Modification to Rights of Security Holders.

On August 3, 2026, the Certificate of Designations, Preferences and Rights of the Resideo Preferred Stock was amended and restated (the “A&R Certificate of Designations”) to give effect to the exchange of ADI Preferred Stock for Resideo Preferred Stock, including by, among other things, (i) adjusting the initial conversion price to $18.844 and (ii) reducing the number of authorized shares of Resideo Preferred Stock to 350,000 shares. In addition, pursuant to the A&R Certificate of Designations, subject to certain exceptions, the Company’s optional conversion right and optional redemption right not in connection with a change of control transaction are not exercisable during the Lock-Up Period.

The foregoing description of the A&R Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of A&R Certificate of Designations, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed in the Company’s Current Reports on Form 8-K filed with the SEC on May 11, 2026 and June 4, 2026 (the “Prior 8-Ks”), effective as of the consummation of the Distribution, (i) Jay Geldmacher retired as President and Chief Executive Officer of Resideo and as a member of the Board and transitioned to an executive advisor role, (ii) Thomas Surran’s appointment as President and Chief Executive Officer of Resideo and as a member of the Board became effective, (iii) Nathan Sleeper and Cynthia Hostetler resigned from the Board, and (iv) Andrew Campelli’s appointment as a member of the Board became effective. The disclosures under Item 5.02 of each of the Prior 8-Ks are incorporated herein by reference.

Effective as of the consummation of the Distribution, on August 3, 2026, the following individuals are now serving as executive officers of the Company in the positions noted below:

●	Thomas Surran President and Chief Executive Officer

●	Joshua Foster Senior Vice President, General Counsel and Corporate Secretary

●	Amit Mehta Senior Vice President Strategy and Business Operations

●	Scott Harkins Senior Vice President Sales and Marketing

●	Patrick Murray Senior Vice President Integrated Supply Chain and Information Technology

●	Scott Ziffra Senior Vice President Engineering

●	Ryan Strassburg Senior Vice President & General Manager Global Climate Solutions

Effective as of the consummation of the Distribution, on August 3, 2026, the committees of the Board comprised of the following members:

Audit Committee

Jack R. Lazar (Chair)

Paul F. Deninger

Brian G. Kushner

Compensation & Human Capital Management Committee

Sharon L. Wienbar (Chair)

Nina L. Richardson

John Stroup

Kareem Yusuf

Nominating and Governance Committee

Nina L. Richardson (Chair)

Paul F. Deninger

Andrew C. Teich

Innovation & Technology Committee

Kareem Yusuf (Chair)

Sharon L. Wienbar

Andrew C. Teich

Jack R. Lazar

Finance Committee

Paul F. Deninger (Chair)

Brian G. Kushner

Andrew Campelli

In addition, on July 31, 2026, the Board appointed Mr. Surran, the Company’s President and Chief Executive Officer, to also serve as the Company’s principal financial officer, effective as of the consummation of the Distribution on August 3, 2026. Mr. Surran succeeds Michael Carlet, who served as the Company’s Executive Vice President and Chief Financial Officer until the consummation of the Distribution. Additional information about Mr. Surran is available in the Prior 8-Ks. The compensation arrangements between the Company and Mr. Surran, as disclosed in the Current Report on Form 8-K filed with the SEC on June 4, 2026, took effect upon consummation of the Separation on August 3, 2026, and there were no changes to Mr. Surran’s compensation as a result of his additional appointment as principal financial officer. There are no family relationships between Mr. Surran and any other director or executive officer of the Company and the Company is not aware of any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

Item 7.01 Regulation FD Disclosure.

On August 4, 2026, the Company issued a press release announcing the completion of the Distribution. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

ADI and its affiliates are party to financing arrangements previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2026 (the “July 8-K”). Terms used in this Item 8.01 but not otherwise defined herein shall have the meaning ascribed to them in the July 8-K.

In connection with the consummation of the Separation and Distribution, ADI used the net proceeds from the sale of the Notes issued under the Indenture and the borrowings under the Term Facility under the Credit Agreement, in part, to make a one-time cash dividend of $900 million to Resideo as partial consideration for the transfer and contribution of assets and liabilities to ADI or its subsidiaries by Resideo in connection with the Separation (the “Cash Consideration”). On August 3, 2026, Resideo applied the proceeds of the Cash Consideration to repay in full the Initial Term Loans and repay in part the Fourth Amendment Term Loans, in each case as defined under the Second Amended and Restated Credit Agreement, dated as of June 4, 2026 by and among Resideo, Resideo Funding II, LLC, the other loan parties party thereto, the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Existing Term Loan Facility”). Following such repayment on August 3, 2026, the principal amount outstanding under our Existing Term Loan Facility was approximately $1,422 million, with approximately $206 million outstanding under the Fourth Amendment Term Loans maturing June 14, 2031 and approximately $1,216 million outstanding under the Sixth Amendment Term Loans (as defined in the Existing Term Loan Facility) maturing August 13, 2032, in each case with certain extension rights in the discretion of each lender.

Resideo expects to make a further repayment of approximately $200 million aggregate principal amount outstanding under its Existing Term Credit Facility following the completion of post-closing cash adjustments under the Separation Agreement with ADI. Resideo expects to make such further repayment by the end of the third fiscal quarter of 2026.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company plans to file the pro forma financial information required under Item 9.01(b) of Form 8-K in a subsequent Current Report on Form 8-K on or before August 7, 2026.

(d) Exhibits

Exhibit No.	Description

2.1+	Separation and Distribution Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
3.1	Amended & Restated Certificate of Designations, Preferences and Rights of Series A Cumulative Convertible Participating Preferred Stock of Resideo Technologies, Inc.
10.1	Employee Matters Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
10.2+	Tax Matters Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
10.3+	Transition Services Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
10.4+	Intellectual Property Matters Agreement, dated July 31, 2026, by and between ADI Global Distribution Inc. and Resideo Technologies, Inc.
10.5+	Exchange Agreement, dated July 31, 2026, by and among Resideo Technologies, Inc., CD&R Channel Holdings, L.P. and William Galvin
10.6	Amendment No. 2 to the Investment Agreement, dated August 3, 2026, by and among Resideo Technologies, Inc., CD&R Channel Holdings, L.P. and CD&R Channel Holdings II, L.P and, solely for purposes of Section 4.10, Clayton, Dubilier & Rice Fund XII, L.P.
10.7	Amendment No. 1 to the Registration Rights Agreement, dated August 3, 2026, by and among Resideo Technologies, Inc., CD&R Channel Holdings, L.P. and CD&R Channel Holdings II, L.P.
99.1	Press Release, dated August 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Joshua Foster
Name:	Joshua Foster
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: August 4, 2026